united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2019

Item 1. Reports to Stockholders.

Institutional Short Duration
Government Bond Fund

TWSGX

Annual Report
December 31, 2019

Advised by:
TransWestern Capital Advisors, LLC
155 S. Madison St., Suite 210
Denver, CO 80209
(303) 864-1213

Subadvised by:
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, MA 02111

Tel. (855) 881-2380
www.TransWesternFunds.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.TransWesternFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Market Conditions:

1Q2019:

After a tumultuous fourth quarter of 2018, market conditions calmed in the first three months of the year. The end of the government shutdown and hopes for a resolution to the US-China trade dispute helped restore stability to the markets, as did a series of economic reports showing that growth – while slowing – appeared likely to stay in positive territory. The US Federal Reserve (Fed) also contributed to the favorable tone through its statements that it was unlikely to raise interest rates again in 2019. These developments bolstered investor sentiment, leading to lower volatility and a recovery in the various higher- risk asset categories that had underperformed in late 2018. The backdrop of slowing growth and a more accommodative Fed provided a tailwind for US Treasurys. Yields fell for bonds with maturities of six months and longer (indicating rising prices), with outperformance found at the long end of the curve. Both US and global investment grade corporates outperformed Treasurys. The asset class benefited from the combination of declining US Treasury yields and the renewed demand for yield that accompanied the revival in investors’ appetite for risk. Securitized assets (which includes mortgage backed securities, asset backed securities, and commercial mortgage backed securities) posted modest gains and finished slightly ahead of Treasurys, but lagged corporates given the recovery in risk appetite and lower index duration.

2Q2019:

Global fixed-income markets delivered healthy gains in the second quarter, reflecting a combination of slowing economic growth, persistently low inflation and the US Federal Reserve’s (Fed’s) shift toward increasingly accommodative monetary policy. As late as the fourth quarter of last year, the markets generally anticipated that the Fed would continue to raise interest rates for at least another 12 months. As growth slowed both in the United States and overseas in late 2018 and into the first quarter, the Fed indicated that it would move to a neutral policy. More recently, the continued weakness in the global economy gave rise to expectations that the Fed would in fact cut rates at least once before the end of 2019. The change in the outlook for Fed policy fueled a strong, broad- based rally in bonds, the bulk of which occurred from mid-May onward. US Treasurys performed particularly well in this environment, with positive total returns across the maturity spectrum. The two-year yield, which tends to be more sensitive to shifts in Fed policy than longer-term issues, slid over fifty basis points. Longer duration segments of the curve produced the strongest price performance. The yield curve steepened as a result, with the gap between the two- and ten -year notes rising compared with its level at the end of the first quarter. Investment grade corporate bonds generated robust returns and outperformed duration matched US Treasuries. In addition to benefiting from the rally in rate-sensitive assets, corporates were aided by the backdrop of favorable investor risk appetites, rising equity markets and expectations that corporate earnings growth will remain in positive territory. Securitized assets produced solid total returns but trailed other segments of the fixed-income market. The category is supported by strong yield demand, offsetting headwinds from Fed balance sheet runoff, supply hit and other technical aspects.

3Q2019:

The global bond markets delivered positive returns in the third quarter, building on their gains in the first half of the year. Bonds were well supported by the combination of slowing economic growth, low inflation worldwide, and the accommodative policies of the US Federal Reserve (Fed) and other major central banks. The Fed cut interest rates by a quarter point on both August 1 and September 19, bringing its benchmark fed funds target rate to a range of 1.75% to 2.00%. In addition, the markets appeared to be pricing in the likelihood of further reductions by mid-2020. These circumstances provided a boost to US Treasurys, fueling a rally across the maturity spectrum. Longer -term bonds (those with maturities of ten years and above) generated the best performance and outpaced the two- to five-year segment. The gap between the two- and ten-year yields narrowed as a result, leading to a flattening of the yield curve. The curve in fact inverted for a brief stretch in late August, with the ten-year yield trading below that of the two-year note. Since inversions have often been a leading indicator of recessions, this development contributed to the mounting concerns about the economic outlook. Investment grade corporate bonds produced positive returns and exceeded the gains for US Treasurys, continuing a trend that was in place during the first half of the year. At a time of generally uneven market sentiment, investors gravitated to the combination of corporates’ above-average quality and yield advantage over government issues. Securitized assets (also gained ground, but returns were only modestly positive when compared to like-duration Treasurys.

4Q2019:

After generating strong returns through the first nine months of the year, the world bond markets delivered mixed results in the fourth quarter. The US Federal Reserve (Fed), which cut interest rates three times in the middle part of the year, made it clear that it was likely to keep rates on hold until there was evidence of either rising inflation or a pronounced slowdown in growth. With the Fed’s “mid-cycle adjustment” seemingly complete, bond-market returns cooled in comparison to the year’s first three quarters. Nevertheless, the credit-sensitive areas of the market continued to gain ground amid signs of a stronger economic outlook, positive news on the trade front and investors’ robust appetite for risk. The Treasury market, after staging an impressive rally in the first nine months of the year, softened amid expectations for improving economic conditions and no further help from the Fed. Longer-term bonds, which had outperformed in the rally, declined in price (as yields rose). Conversely, bonds with maturities of three years and less continued to exhibit strength. As a result, the Treasury yield curve steepened versus its levels of September 30, 2019. Despite their recent weakness, longer-term US Treasurys were one of the best performing areas of the market for the full year thanks to their earlier rally. Mirroring a trend that was in place throughout the year, investment grade corporate issues posted gains and outpaced US Treasurys. The category’s relative performance benefited from the positive trajectory of corporate earnings and investors’ ongoing preference for higher-yielding fixed-income assets. Securitized assets closed the quarter with modest gains as a group, but they lagged the higher-risk, higher-yielding segments of the market.

Performance Results:

In 2019, the TransWestern Institutional Short Duration Government Bond Fund (the “Fund”) returned 3.78% which was approximately 63 basis points lower than its benchmark, the 50% Barclays Short Treasury 50% Barclays MBS Index, which returned 4.41% over the same period.

Explanation of Fund Performance:

The Fund and its benchmark generated negative relative returns in 2019; as the Fund underperformed the Benchmark for the 1-year period. Favorable yield curve positioning and sector allocation effects buoyed performance while security selection detracted.

The Fund’s underweight to US Treasuries as compared to its benchmark was a source of positive excess return for the Fund. As security selection detracted from excess returns overall during the period, the Fund saw security selection contribute within its allocation to Agency CMBS. The Fund’s underweight in Agency mortgage-backed pass through securities (Agency MBS) peripherally detracted during the year, while security selection within Agency MBS more significantly detracted from relative performance during the period.

Outlook:

As of the beginning of 2020, we believe that the Federal Reserve (Fed) will be on hold for the foreseeable future. Market fears of a nearer-term recession are fading as indicated by the re-steepening of the US Treasury yield curve and the most recent recovery of risk assets.

Corporate fundamentals remain consistent with a credit cycle in late expansion mode. Top-line revenues have plateaued, margins have started to deteriorate, leverage is elevated, and businesses are concerned with the economic environment, particularly given the ongoing discussions around trade. However, the anticipated Senate ratification of the United States – Mexico-Canada Agreement (USMCA) and the promise of a “Phase 1” trade deal with China have buoyed optimism regarding a cyclical upturn in manufacturing. More recent economic data has corroborated this improved sentiment. Primary cycle risks continue to include the pace of global growth, US trade policy, dollar strength and the level of global central bank policy accommodation.

We continue to favor sectors offering higher yield potential than Treasurys and remain underweight government bonds globally given low yields. Our preference is to overweight credit and focus on security selection opportunities, buying new issues with favorable concessions and secondary market bonds that offer potentially favorable risk/return profiles. We remain overweight both agency and non-agency commercial mortgage-backed securities (CMBS), particularly senior parts of the capital stack.

This commentary is provided for informational purposes only and should not be construed as investment advice. Any opinions or forecasts contained herein reflect the subjective judgments and assumptions of the authors only and do not necessarily reflect the views of Loomis, Sayles & Company, L.P., or any portfolio manager. Investment recommendations may be inconsistent with these opinions. There can be no assurance that developments will transpire as forecasted and actual results will be different. Data and analysis does not represent the actual or expected future performance of any investment product. We believe the information, including that obtained from outside sources, to be correct, but we cannot guarantee its accuracy. The information is subject to change at any time without notice. Indexes are unmanaged and do not incur fees, and you may not invest directly in an index.

Past Performance is no guarantee of future results.

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO REVIEW
December 31, 2019 (Unaudited)

The Fund’s performance figures* for the periods ended December 31, 2019, compared to its benchmarks:

		Annualized	Annualized
	One Year	Five Year	Since Inception **
TransWestern Institutional Short Duration Government Bond Fund	3.78%	1.51%	1.59%
Bloomberg Barclays Capital Mortgage Backed Securities Index ***	6.35%	2.58%	2.92%
Bloomberg Barclays Capital Short Treasury Index ****	2.46%	1.16%	0.71%
Blended Benchmark Index *****	4.41%	1.87%	1.82%

Comparison of the Change in Value of a $2,000,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2019 prospectus, the total annual operating expenses are 0.70% before fee waivers. For performance information current to the most recent month-end, please call 1-855-881-2380.

**	Inception date is January 3, 2011.

***	The Bloomberg Barclays Capital Mortgage Backed Securities Index is an unmanaged market capitalization index which measures the performance of investment grade fixed-rate mortgage-backed pass through securities of Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). Investors may not invest in the Index directly. Unlike the Fund’s returns, however, they do not reflect any fees or expenses.

****	The Bloomberg Barclays Capital Short Treasury Index measures the performance of United States Treasury Securities with a remaining maturity between 1 to 12 months. The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes. Investors cannot invest directly in an index. Unlike the Fund’s returns, however, they do not reflect any fees or expenses.

*****	The Blended Benchmark Index represents a blend of 50% Barclays Capital Short Treasury Index and 50% Barclays Capital Mortgage Backed Securities Index. The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes. Investors cannot invest directly in an index.

Portfolio Composition as of December 31, 2019 (Unaudited)

Holdings By Investment Type	% of Net Assets
U.S. Government Agencies	60.0%
U.S. Treasury Notes	1.8%
Short-Term Investments and Other Assets less Liabilities	38.2%
100.0%

Please refer to the Portfolio of Investments in this Report for a detailed analysis of the Fund’s holdings.

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO OF INVESTMENTS
December 31, 2019

Principal			Coupon Rate
Amount ($)		Variable Rate (%)	(%)	Maturity	Value ($)
	U.S. GOVERNMENT AGENCIES - 60.0%
	FEDERAL HOME LOAN MORTGAGE CORP. - 15.8% (a)
184,051	Freddie Mac Gold Pool G08448		5.0000	5/1/2041	199,097
713,468	Freddie Mac Gold Pool Q18571		3.5000	5/1/2043	754,313
967,602	Freddie Mac Gold Pool Q20545		3.5000	7/1/2043	1,020,392
177,704	Freddie Mac Gold Pool U92432		4.0000	2/1/2044	189,336
538,000	Freddie Mac Multifamily Structured Pass Through Cert K013 A2 (c,d)		3.9740	1/25/2021	546,156
239,151	Freddie Mac Multifamily Structured Pass Through Cert K725 A1 (c)		2.6660	5/25/2023	241,871
212,748	Freddie Mac Multifamily Structured Pass Through Cert KF06 A (b,c)	LIBOR01M +0.33	2.0271	11/25/2021	212,428
295,729	Freddie Mac Multifamily Structured Pass Through Cert KF14 A (b,c)	LIBOR01M +0.65	2.3471	1/25/2023	295,837
1,014,955	Freddie Mac Multifamily Structured Pass Through Cert KF72 A (b,c)	LIBOR01M +0.50	2.1971	11/25/2026	1,012,812
47,919	Freddie Mac Multifamily Structured Pass Through Cert KI01 A (b,c)	LIBOR01M +0.16	1.8571	9/25/2022	47,866
2,655,000	Freddie Mac Multifamily Structured Pass Through Cert KJ20 A2 (c)		3.7990	12/25/2025	2,856,846
1,890,000	Freddie Mac Multifamily Structured Pass Through Cert KJ21 A2 (c)		3.7000	9/25/2026	2,022,839
1,781,969	Freddie Mac Multifamily Structured Pass Through Cert Q008 A (b,c)	US001M +0.39	2.0871	10/25/2045	1,785,102
202,927	Freddie Mac Non Gold Pool 1B2025 (b)	US0012M +1.86	4.7090	6/1/2034	213,691
163,922	Freddie Mac Non Gold Pool 1B2721 (b)	US0012M +1.73	4.7380	1/1/2035	171,566
75,956	Freddie Mac Non Gold Pool 1H2695 (b)	H15T1Y +2.17	4.5500	4/1/2036	78,530
228,829	Freddie Mac Non Gold Pool 1J1382 (b)	US0012M +1.64	3.7650	11/1/2036	238,652
76,858	Freddie Mac Non Gold Pool 1J1540 (b)	US0012M +2.18	5.3050	3/1/2037	80,995
239,881	Freddie Mac Non Gold Pool 1K0068 (b)	H15T1Y +2.51	4.2600	11/1/2036	247,285
431,285	Freddie Mac Non Gold Pool 1L1358 (b)	H15T1Y +2.50	4.8000	5/1/2036	459,360
151,462	Freddie Mac Non Gold Pool 1Q0092 (b)	H15T1Y +2.25	4.9400	3/1/2036	159,874
189,914	Freddie Mac Non Gold Pool 1Q0160 (b)	US0012M +1.77	4.0210	9/1/2035	199,469
65,636	Freddie Mac Non Gold Pool 1Q0647 (b)	US0012M +1.84	4.6110	11/1/2038	68,532
96,077	Freddie Mac Non Gold Pool 1Q1097 (b)	US0012M +1.74	4.8560	4/1/2037	101,230
122,689	Freddie Mac Non Gold Pool 1Q1104 (b)	US0012M +1.72	4.2170	4/1/2037	129,069
51,013	Freddie Mac Non Gold Pool 1Q1131 (b)	US0006M +1.70	3.8000	6/1/2037	51,706
124,514	Freddie Mac Non Gold Pool 1Q1302 (b)	US0012M +1.64	4.3290	11/1/2038	129,899
1,297,529	Freddie Mac Non Gold Pool 1Q1380 (b)	US0012M +1.91	4.9960	3/1/2038	1,370,565
124,513	Freddie Mac Non Gold Pool 1Q1446 (b)	H15T1Y +1.87	4.0870	9/1/2038	129,812
336,449	Freddie Mac Non Gold Pool 2B7388 (b)	US0012M +1.84	2.5670	1/1/2046	342,873
15,756	Freddie Mac Non Gold Pool 407736 (b)	H15T1Y +2.13	4.8360	1/1/2023	15,956
6,935	Freddie Mac Non Gold Pool 420178 (b)	COF 11 +1.25	5.7730	6/1/2020	6,936
12,949	Freddie Mac Non Gold Pool 420181 (b)	COF 11 +1.25	5.8790	8/1/2020	12,977
16,538	Freddie Mac Non Gold Pool 420198 (b)	COF 11 +1.25	5.9200	10/1/2020	16,618
17,657	Freddie Mac Non Gold Pool 420199 (b)	COF 11 +1.25	5.9550	11/1/2020	17,731
1,202,724	Freddie Mac Non Gold Pool 780722 (b)	H15T1Y +2.22	4.4880	8/1/2033	1,269,933
165,146	Freddie Mac Non Gold Pool 783000 (b)	H15T1Y +2.28	4.2800	1/1/2035	173,839
221,379	Freddie Mac Non Gold Pool 783028 (b)	H15T1Y +2.25	5.0000	2/1/2035	233,350
10,103	Freddie Mac Non Gold Pool 845830 (b)	US0006M +1.73	3.7310	7/1/2024	10,320
384,099	Freddie Mac Non Gold Pool 847103 (b)	H15T1Y +2.30	4.3980	1/1/2033	404,095
36,678	Freddie Mac Non Gold Pool 848565 (b)	US0012M +1.73	4.0130	12/1/2037	36,767
84,633	Freddie Mac Non Gold Pool 848568 (b)	H15T1Y +2.21	4.2740	9/1/2038	89,513
231,929	Freddie Mac Non Gold Pool 848575 (b)	H15T1Y +2.28	4.6000	2/1/2036	245,435
210,615	Freddie Mac Non Gold Pool 848685 (b)	H15T1Y +2.29	4.0770	2/1/2036	223,316
707,016	Freddie Mac Non Gold Pool 848690 (b)	H15T1Y +2.25	4.4380	3/1/2037	747,128
1,808,461	Freddie Mac Non Gold Pool 848949 (b)	H15T1Y +2.25	4.4110	9/1/2038	1,910,322
702,011	Freddie Mac Non Gold Pool 849046 (b)	US0012M +1.90	4.7710	9/1/2041	737,464
135,154	Freddie Mac Non Gold Pool 972132 (b)	H15T1Y +2.23	4.0160	11/1/2033	142,828
47,952	Freddie Mac Non Gold Pool 972257 (b)	US0012M +1.79	4.6600	5/1/2037	49,330
118,154	Freddie Mac REMICS 1628 LZ (c)		6.5000	12/15/2023	125,045
98,257	Freddie Mac REMICS 2102 PE (c)		6.5000	12/15/2028	110,487
64,651	Freddie Mac REMICS 2131 ZB (c)		6.0000	3/15/2029	69,492
28,499	Freddie Mac REMICS 2412 OF (b,c)	LIBOR01M +0.95	2.6898	12/15/2031	29,038
50,954	Freddie Mac REMICS 2448 FV (b,c)	LIBOR01M +1.00	2.7398	3/15/2032	52,036
14,765	Freddie Mac REMICS 2450 FW (b,c)	LIBOR01M +0.50	2.2398	3/15/2032	14,827
152,756	Freddie Mac REMICS 2526 FC (b,c)	LIBOR01M +0.40	2.1398	11/15/2032	153,289
18,605	Freddie Mac REMICS 2557 WF (b,c)	LIBOR01M +0.40	2.1398	1/15/2033	18,109
80,588	Freddie Mac REMICS 2581 FD (b,c)	LIBOR01M +0.75	2.4897	12/15/2032	81,544
46,681	Freddie Mac REMICS 2768 PW (c)		4.2500	3/15/2034	50,201
28,697	Freddie Mac REMICS 2881 AG (c)		4.5000	8/15/2034	29,053
536,812	Freddie Mac REMICS 2903 Z (c)		5.0000	12/15/2024	566,298
328	Freddie Mac REMICS 2931 DE (c)		4.0000	2/15/2020	328

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO OF INVESTMENTS
December 31, 2019 (Continued)

Principal			Coupon Rate
Amount ($)		Variable Rate (%)	(%)	Maturity	Value ($)
	U.S. GOVERNMENT AGENCIES - 60.0% (continued)
	FEDERAL HOME LOAN MORTGAGE CORP. - 15.8% (a)(continued)
387,216	Freddie Mac REMICS 2978 JG (c)		5.5000	5/15/2035	418,798
1,943	Freddie Mac REMICS 3016 FL (b,c)	LIBOR01M +0.39	2.1297	8/15/2035	1,942
586,806	Freddie Mac REMICS 3036 NE (c)		5.0000	9/15/2035	649,436
66,378	Freddie Mac REMICS 3104 DH (c)		5.0000	1/15/2026	70,490
453,007	Freddie Mac REMICS 3412 AY (c)		5.5000	2/15/2038	499,377
229,327	Freddie Mac REMICS 3561 W (c)		2.8396	6/15/2048	231,316
398,220	Freddie Mac REMICS 3620 AT (c,d)		3.9840	12/15/2036	418,495
119,544	Freddie Mac REMICS 3862 GA (c)		4.0000	4/15/2041	127,911
					25,419,373
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 26.3% (a)
487,826	Fannie Mae Aces 2015-M17 FA (b,c)	LIBOR01M +0.93	2.7760	11/25/2022	488,975
2,000,000	Fannie Mae Aces 2017-M3 A2 (c,d)		2.4830	12/25/2026	2,026,534
2,970,000	Fannie Mae Aces 2017-M14 A2 (c,d)		2.8760	11/25/2027	3,066,529
19,494	Fannie Mae Pool 202436 (b)	H15T3Y +2.23	3.6050	2/1/2023	19,864
6,417	Fannie Mae Pool 303212 (b)	US0006M +2.09	4.4200	2/1/2025	6,474
236,585	Fannie Mae Pool 555375		6.0000	4/1/2033	271,415
71,900	Fannie Mae Pool 583934 (b)	H15T1Y +2.27	4.6450	5/1/2031	71,978
98,311	Fannie Mae Pool 619105 (b)	H15T1Y +2.13	4.6250	5/1/2032	99,369
24,681	Fannie Mae Pool 642012 (b)	H15T1Y +2.27	4.7650	5/1/2032	25,232
47,326	Fannie Mae Pool 684842 (b)	H15T1Y +2.43	4.9770	1/1/2030	47,526
255,971	Fannie Mae Pool 699985 (b)	H15T1Y +2.19	4.7250	4/1/2033	265,194
172,916	Fannie Mae Pool 721424 (b)	H15T1Y +2.29	4.6790	6/1/2033	181,761
27,350	Fannie Mae Pool 725052 (b)	H15T1Y +2.16	4.6610	7/1/2033	28,001
12,435	Fannie Mae Pool 725320 (b)	H15T1Y +2.25	4.7380	8/1/2039	12,897
112,858	Fannie Mae Pool 725392 (b)	H15T1Y +2.21	4.8050	4/1/2034	117,285
20,293	Fannie Mae Pool 732087 (b)	H15T1Y +2.44	4.8150	8/1/2033	21,284
113,137	Fannie Mae Pool 735667		5.0000	7/1/2035	124,737
77,320	Fannie Mae Pool 748848 (b)	H15T1Y +2.27	4.6480	6/1/2037	82,140
154,766	Fannie Mae Pool 751930 (b)	US0012M +1.75	3.6250	10/1/2033	161,870
87,424	Fannie Mae Pool 762519		5.5000	11/1/2023	90,526
67,278	Fannie Mae Pool 766907 (b)	US0012M +1.80	4.9250	3/1/2034	70,666
60,640	Fannie Mae Pool 783245 (b)	12MTA +1.20	3.5270	4/1/2034	59,683
42,267	Fannie Mae Pool 803338 (b)	12MTA +1.20	3.5270	9/1/2044	42,632
362,615	Fannie Mae Pool 805753 (b)	H15T1Y +2.31	4.9380	1/1/2035	384,639
305,850	Fannie Mae Pool 813637 (b)	H15T1Y +2.19	4.8580	1/1/2036	321,252
129,194	Fannie Mae Pool 813844 (b)	US0006M +1.53	4.0030	1/1/2035	133,616
61,895	Fannie Mae Pool 823235 (b)	US0012M +2.47	5.3480	6/1/2035	66,242
305,640	Fannie Mae Pool 829608 (b)	H15T1Y +2.22	4.3510	8/1/2035	323,377
110,327	Fannie Mae Pool 832249 (b)	US0012M +1.56	4.2030	8/1/2035	115,567
96,944	Fannie Mae Pool 838444 (b)	H15T1Y +2.22	4.3090	8/1/2035	102,859
190,102	Fannie Mae Pool 838948 (b)	US0006M +1.51	4.0340	8/1/2035	196,570
16,591	Fannie Mae Pool 844532 (b)	12MTA +1.75	4.0870	11/1/2035	17,087
64,004	Fannie Mae Pool 846695 (b)	US0006M +2.55	4.7370	11/1/2035	66,942
286,975	Fannie Mae Pool 846749 (b)	US0006M +2.34	4.6910	1/1/2036	300,086
39,227	Fannie Mae Pool 863729 (b)	H15T1Y +2.27	4.8930	1/1/2036	40,802
34,690	Fannie Mae Pool 879683 (b)	H15T1Y +2.15	4.3720	9/1/2036	36,572
38,410	Fannie Mae Pool 880366 (b)	US0006M +1.43	3.7440	2/1/2036	39,660
210,420	Fannie Mae Pool 880373 (b)	US0012M +1.57	4.2940	2/1/2036	219,486
66,496	Fannie Mae Pool 886376 (b)	12MTA +2.35	4.6770	8/1/2036	69,956
325,707	Fannie Mae Pool 888310 (b)	US0012M +1.61	4.6120	4/1/2037	341,023
114,082	Fannie Mae Pool 888628 (b)	US0012M +1.79	4.6490	7/1/2037	120,630
448,215	Fannie Mae Pool 889819 (b)	US0012M +1.56	4.3500	4/1/2037	468,237
310,129	Fannie Mae Pool 889822 (b)	US0012M +1.60	4.2040	7/1/2035	323,650
218,233	Fannie Mae Pool 894110 (b)	12MTA +2.23	4.5750	10/1/2036	219,020
16,351	Fannie Mae Pool 89417 (b)	H15BDI6M +1.75	4.5000	7/1/2029	16,845
97,255	Fannie Mae Pool 894530 (b)	H15T1Y +2.49	4.7280	5/1/2035	103,922
9,788	Fannie Mae Pool 899633		5.5000	7/1/2037	10,743
230,352	Fannie Mae Pool 900197 (b)	US0012M +2.08	4.2680	10/1/2036	244,985
19,745	Fannie Mae Pool 906281 (b)	US0012M +1.75	4.5520	1/1/2037	20,620
820,314	Fannie Mae Pool 910289 (b)	US0012M +1.78	4.8090	3/1/2037	863,756
245,988	Fannie Mae Pool 920847 (b)	H15T1Y +2.50	4.9280	8/1/2036	262,349
197,552	Fannie Mae Pool 964244 (b)	US0012M +1.62	4.3690	7/1/2038	206,694
174,541	Fannie Mae Pool 964760 (b)	US0012M +1.66	4.3470	8/1/2038	180,937

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO OF INVESTMENTS
December 31, 2019 (Continued)

Principal			Coupon Rate
Amount ($)		Variable Rate (%)	(%)	Maturity	Value ($)
	U.S. GOVERNMENT AGENCIES - 60.0% (continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 26.3% (a)(continued)
133,503	Fannie Mae Pool 995008 (b)	12MTA +2.29	4.6180	10/1/2036	140,345
29,420	Fannie Mae Pool 995134 (b)	H15T1Y +2.17	4.6290	6/1/2036	30,986
69,332	Fannie Mae Pool 995269 (b)	US0006M +1.54	3.7500	7/1/2035	71,748
32,588	Fannie Mae Pool 995552 (b)	H15T1Y +2.17	4.6480	5/1/2035	34,390
29,481	Fannie Mae Pool 995949 (b)	12MTA +2.29	4.6250	9/1/2036	30,659
763,021	Fannie Mae Pool AB5519		3.5000	7/1/2042	801,906
268,843	Fannie Mae Pool AB5688		3.5000	7/1/2037	282,719
1,020,550	Fannie Mae Pool AB7016		4.0000	11/1/2042	1,086,638
461,284	Fannie Mae Pool AB9096		4.0000	4/1/2043	491,159
57,462	Fannie Mae Pool AC2472		5.0000	6/1/2040	62,346
40,594	Fannie Mae Pool AC8301 (b)	US0012M +1.81	4.8100	12/1/2039	42,697
604,478	Fannie Mae Pool AD0541 (b)	H15T1Y +2.18	4.2870	11/1/2033	638,714
289,279	Fannie Mae Pool AD0959 (b)	US0006M +2.27	4.4870	7/1/2037	307,544
184,131	Fannie Mae Pool AE0354 (b)	US0012M +1.72	4.6460	9/1/2037	194,069
121,484	Fannie Mae Pool AE0870 (b)	US0012M +1.69	4.3720	11/1/2036	127,437
149,241	Fannie Mae Pool AI4385 (b)	US0012M +1.80	4.8000	12/1/2041	156,267
611,571	Fannie Mae Pool AJ0875 (b)	US0012M +1.80	3.7310	10/1/2041	635,001
190,624	Fannie Mae Pool AL0332 (b)	H15T1Y +2.14	4.7260	9/1/2034	200,820
173,793	Fannie Mae Pool AL0361 (b)	H15T1Y +2.22	4.5980	7/1/2035	182,277
32,392	Fannie Mae Pool AL0883 (b)	US0012M +1.19	3.2130	1/1/2038	32,497
88,003	Fannie Mae Pool AL0920		5.0000	7/1/2037	97,026
1,054,518	Fannie Mae Pool AL1270 (b)	H15T1Y +2.19	4.5030	10/1/2034	1,113,181
109,700	Fannie Mae Pool AL1271 (b)	H15T1Y +2.29	4.2740	10/1/2033	115,003
413,507	Fannie Mae Pool AL1288 (b)	US0012M +1.62	3.9960	9/1/2037	432,912
1,351,205	Fannie Mae Pool AL1890 (b)	US0012M +1.91	4.9810	3/1/2037	1,428,472
66,143	Fannie Mae Pool AL2559 (b)	US0012M +1.80	4.5480	7/1/2041	68,156
1,189,638	Fannie Mae Pool AO4163		3.5000	6/1/2042	1,250,329
5,400,760	Fannie Mae Pool AO8169		3.5000	9/1/2042	5,679,740
1,525,589	Fannie Mae Pool AQ6238		3.5000	12/1/2042	1,604,129
804,152	Fannie Mae Pool AQ9715		3.0000	1/1/2043	827,879
2,040,000	Fannie Mae Pool BL0481		3.5800	1/1/2026	2,176,657
4,295,009	Fannie Mae Pool BM1078 (b)	H15T1Y +2.18	4.5930	12/1/2040	4,532,518
1,030,648	Fannie Mae Pool MA1404		3.5000	4/1/2043	1,083,801
1,713	Fannie Mae REMICS 1999-57 FC (b,c)	LIBOR01M +0.25	1.9874	11/17/2029	1,714
419,751	Fannie Mae REMICS 2000-45 FD (b,c)	LIBOR01M +0.55	2.2949	12/18/2030	422,246
287,910	Fannie Mae REMICS 2000-45 FG (b,c)	LIBOR01M +0.55	2.2949	12/18/2030	289,621
64,194	Fannie Mae REMICS 2002-16 VF (b,c)	LIBOR01M +0.55	2.3420	4/25/2032	64,390
113,791	Fannie Mae REMICS 2002-30 FB (b,c)	LIBOR01M +1.00	2.7920	8/25/2031	115,705
25,987	Fannie Mae REMICS 2002-71 AP (c)		5.0000	11/25/2032	27,816
5,114	Fannie Mae REMICS 2003-35 FG (b,c)	LIBOR01M +0.30	2.0920	5/25/2033	5,088
24,821	Fannie Mae REMICS 2003-41 JW (c)		5.0000	5/25/2023	25,199
147,356	Fannie Mae REMICS 2003-134 FC (b,c)	LIBOR01M +0.60	2.3920	12/25/2032	148,190
51,402	Fannie Mae REMICS 2005-29 WQ (c)		5.5000	4/25/2035	58,026
202,765	Fannie Mae REMICS 2005-100 BQ (c)		5.5000	11/25/2025	210,850
150,171	Fannie Mae REMICS 2008-86 LA (c,d)		3.4636	8/25/2038	154,918
163,089	Fannie Mae REMICS 2009-50 PT (c,d)		6.1896	5/25/2037	186,270
729,770	Fannie Mae REMICS 2010-60 HB (c)		5.0000	6/25/2040	805,815
211,526	Fannie Mae REMICS 2011-39 ZA (c)		6.0000	11/25/2032	240,704
485,407	Fannie Mae REMICS 2013-63 YF (b,c)	LIBOR01M +1.00	2.7920	6/25/2043	491,125
2,281	Fannie Mae REMICS G92-25 FA (b,c)	LIBOR01M +0.90	2.6920	5/25/2022	2,288
					42,410,683
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 17.9%
59,110	Ginnie Mae II Pool 710063 (d)		4.6500	1/20/2061	59,897
20,455	Ginnie Mae II Pool 710065 (d)		4.8100	2/20/2061	21,544
17,817	Ginnie Mae II Pool 710084 (d)		4.7000	8/20/2061	18,179
4,959	Ginnie Mae II Pool 751387 (d)		4.7420	1/20/2061	5,012
242,777	Ginnie Mae II Pool 751408 (d)		4.8170	6/20/2061	251,333
1,903	Ginnie Mae II Pool 756713 (d)		4.6320	3/20/2062	1,928
6,932	Ginnie Mae II Pool 757339 (d)		4.8620	2/20/2062	7,093
13,407	Ginnie Mae II Pool 757348 (d)		4.8490	6/20/2062	13,729

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO OF INVESTMENTS
December 31, 2019 (Continued)

Principal			Coupon Rate
Amount ($)		Variable Rate (%)	(%)	Maturity	Value ($)
	U.S. GOVERNMENT AGENCIES - 60.0% (continued)
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 17.9% (continued)
26,858	Ginnie Mae II Pool 759745 (d)		4.8150	5/20/2062	27,614
525,713	Ginnie Mae II Pool 765229 (d)		4.5530	11/20/2062	528,337
380,642	Ginnie Mae II Pool 766540 (d)		4.5830	7/20/2062	381,343
528,181	Ginnie Mae II Pool 766542 (d)		4.5900	11/20/2062	530,722
33,073	Ginnie Mae II Pool 766556 (d)		4.7550	8/20/2062	33,531
109,087	Ginnie Mae II Pool 773431 (d)		4.5310	12/20/2061	111,162
38,846	Ginnie Mae II Pool 773437 (d)		4.4850	2/20/2062	38,918
630,033	Ginnie Mae II Pool 777428 (d)		4.2850	2/20/2063	636,391
363,998	Ginnie Mae II Pool 777432 (d)		4.5990	10/20/2062	365,188
753,391	Ginnie Mae II Pool 777440 (d)		4.5060	12/20/2062	764,780
325,733	Ginnie Mae II Pool 891616 (b)	H15T1Y +1.40	3.1900	6/20/2058	331,143
72,143	Ginnie Mae II Pool 894704 (b)	H15T1Y +0.88	2.6740	10/20/2061	72,993
1,974,218	Ginnie Mae II Pool 896363 (b)	H15T1Y +0.74	2.5300	7/20/2062	1,988,964
573,290	Ginnie Mae II Pool 896982 (b)	H15T1Y +1.14	2.9300	12/20/2061	579,705
796,639	Ginnie Mae II Pool 897906 (b)	H15T1Y +0.84	2.6290	6/20/2062	804,943
167,428	Ginnie Mae II Pool 898416 (b)	US0001M +1.98	4.0210	2/20/2063	173,748
1,047,552	Ginnie Mae II Pool 898433 (b)	US0001M +2.18	4.2110	1/20/2063	1,088,459
850,265	Ginnie Mae II Pool 898436 (b)	US0001M +2.18	4.2110	2/20/2063	881,925
512,456	Ginnie Mae II Pool 899072 (b)	US0001M +2.07	4.1050	10/20/2062	532,254
1,879,982	Ginnie Mae II Pool 899633 (b)	US0001M +2.10	4.1290	1/20/2063	1,962,276
1,255,551	Ginnie Mae II Pool 899650 (b)	US0001M +1.89	3.9220	2/20/2063	1,305,686
820,500	Ginnie Mae II Pool 899651 (b)	US0001M +2.37	4.3950	2/20/2063	855,935
1,725,141	Ginnie Mae II Pool 899765 (b)	US0001M +2.04	4.0790	2/20/2063	1,801,284
84,077	Ginnie Mae II Pool AE9606 (b)	H15T1Y +1.14	2.9300	8/20/2064	85,225
51,468	Ginnie Mae II Pool AF5211 (b)	H15T1Y +1.49	3.2760	11/20/2063	52,045
47,160	Ginnie Mae II Pool AG8190 (b)	H15T1Y +1.14	2.9270	9/20/2064	47,794
76,088	Ginnie Mae II Pool AG8209 (b)	H15T1Y +0.87	2.6620	10/20/2064	76,958
61,863	Ginnie Mae II Pool AG8275 (b)	H15T1Y +1.14	2.9270	3/20/2065	62,750
81,673	Ginnie Mae II Pool AK0197 (b)	H15T1Y +0.71	2.4960	9/20/2064	82,339
66,238	Government National Mortgage Association 2003-72 Z (c,d)		5.2890	11/16/2045	70,657
52,729	Government National Mortgage Association 2003-88 Z (c,d)		4.4957	3/16/2046	55,046
15,736	Government National Mortgage Association 2011-H23 HA (c)		3.0000	12/20/2061	15,980
52,463	Government National Mortgage Association 2012-124 HT (c,d)		6.1648	7/20/2032	53,613
96,790	Government National Mortgage Association 2012-H21 CF (b,c)	US0001M +0.70	2.4743	5/20/2061	97,038
144,074	Government National Mortgage Association 2012-H29 HF (b,c)	US0001M +0.50	2.2742	10/20/2062	143,851
43,716	Government National Mortgage Association 2013-H02 GF (b,c)	US0001M +0.50	2.2742	12/20/2062	43,689
1,608,460	Government National Mortgage Association 2013-H22 FT (b,c)	H15T1Y +0.65	2.2200	4/20/2063	1,612,303
4,145,529	Government National Mortgage Association 2014-H12 HZ (c,d)		4.6009	6/20/2064	4,456,046
987,084	Government National Mortgage Association 2014-H14 FA (b,c)	US0001M +0.50	2.4973	7/20/2064	985,816
702,457	Government National Mortgage Association 2014-H15 FA (b,c)	US0001M +0.50	2.2742	7/20/2064	701,414
32,578	Government National Mortgage Association 2015-H05 FA (b,c)	US0001M +0.30	2.0743	4/20/2061	32,462
76,565	Government National Mortgage Association 2015-H09 HA (c)		1.7500	3/20/2065	76,183
20,333	Government National Mortgage Association 2015-H11 FA (b,c)	US0001M +0.25	2.0243	4/20/2065	20,265
131,949	Government National Mortgage Association 2015-H13 FL (b,c)	US0001M +0.28	2.0543	5/20/2063	131,623
207,328	Government National Mortgage Association 2015-H19 FH (b,c)	US0001M +0.30	2.0743	7/20/2065	206,922
1,084,138	Government National Mortgage Association 2016-H10 FJ (b,c)	US0001M +0.60	2.3743	4/20/2066	1,085,068
676,209	Government National Mortgage Association 2016-H19 FJ (b,c)	US0001M +0.40	2.1742	9/20/2063	675,816
1,536,546	Government National Mortgage Association 2018-H11 FJ (b,c)	US0012M +0.08	2.5903	6/20/2068	1,512,847
289,996	Government National Mortgage Association 2019-H13 FT (b,c)	H15T1Y +0.45	2.0200	8/20/2069	289,944
					28,849,710

	TOTAL U.S. GOVERNMENT AGENCIES (Cost - $96,011,956)				96,679,766

	U.S. TREASURY NOTE - 1.8%
2,905,000	United States Treasury Note/Bond		1.7500	12/31/2024	2,914,475
	TOTAL U.S. TREASURY NOTE (Cost - $2,904,169)				2,914,475

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO OF INVESTMENTS
December 31, 2019 (Continued)

Principal		Discount
Amount ($)		Rate (%)	Maturity	Value ($)
	SHORT TERM INVESTMENTS - 37.3%
	U.S GOVERNMENT & AGENCY DISCOUNT NOTES - 9.3%
13,300,000	Federal Home Loan	0.9002	1/8/2020	13,297,672
1,760,000	Federal Home Loan	0.9602	1/10/2020	1,759,578
				15,057,250
	U.S. TREASURY BILLS - 28.0%
6,000,000	United States Treasury Bill	1.6523	1/9/2020	5,998,365
7,205,000	United States Treasury Bill	1.5126	1/23/2020	7,198,843
6,085,000	United States Treasury Bill	1.8380	2/27/2020	6,070,754
7,220,000	United States Treasury Bill	1.8539	3/5/2020	7,201,079
7,230,000	United States Treasury Bill	1.6308	4/2/2020	7,202,221
7,230,000	United States Treasury Bill	1.5391	5/7/2020	7,191,568
4,270,000	United States Treasury Bill	1.5594	6/18/2020	4,239,409
				45,102,239

	TOTAL SHORT TERM INVESTMENTS (Cost - $60,150,275)			60,159,489

	TOTAL INVESTMENTS - 99.1% (Cost - $159,066,400)			$159,753,730
	OTHER ASSETS LESS LIABILITIES - 0.9%			1,386,273
	TOTAL NET ASSETS - 100.0%			$161,140,003

12MTA - 12 Month Treasury Average

COF 11 - Cost of Funds Index

H15BDI6M - US Treasury Bill 6 Month Auction High Discount Rate

H15T1Y - US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year

H15T3Y - US Treasury Yield Curve Rate T-Note Constant Maturity 3 Year

LIBOR01M - London Interbank Offered Rate 1 Month

US0001M - 1 month US Dollar USD LIBOR interest rate

US0006M - 6 month US Dollar USD LIBOR interest rate

US0012M - 12 month US Dollar USD LIBOR interest rate

(a)	Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation currently operate under a federal conservatorship.

(b)	Variable rate security; the rate shown represents the rate on December 31, 2019.

(c)	Collateralized mortgage obligation (CMO).

(d)	Variable or Floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

ASSETS
Investment securities:
At cost	$159,066,400
At value	$159,753,730
Cash	1,787,892
Receivable for securities sold	14,982,509
Principal paydown receivable	185,249
Interest receivable	316,521
Prepaid expenses and other assets	2,708
TOTAL ASSETS	177,028,609

LIABILITIES
Payable for investments purchased	15,056,871
Fund shares repurchased	400,026
Distributions payable	141,429
Investment advisory fees payable	152,276
Payable to related parties	68,141
Distribution (12b-1) fees payable	40,183
Trustee fees payable	4,376
Accrued expenses and other liabilities	25,304
TOTAL LIABILITIES	15,888,606
NET ASSETS	$161,140,003

Net Assets Consist Of:
Paid in capital	178,720,328
Accumulated loss	(17,580,325)
NET ASSETS	$161,140,003

Net Asset Value Per Share:
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	16,646,758
Net asset value (Net Assets divided by Shares Outstanding), offering price and redemption price per share (a)	$9.68

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 0.25%.

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
STATEMENT OF OPERATIONS
Year Ended December 31, 2019

INVESTMENT INCOME
Interest	$3,191,142
TOTAL INVESTMENT INCOME	3,191,142

EXPENSES
Investment advisory fees	728,733
Distribution (12b-1) fees	161,941
Administrative services fees	96,490
Accounting services fees	46,545
Compliance officer fees	31,282
Transfer agent fees	19,846
Legal fees	18,528
Audit fees	17,689
Trustees’ fees and expenses	16,815
Custodian fees	15,379
Printing and postage expenses	7,960
Insurance expense	5,597
Registration fees	1,065
Other expenses	2,927
TOTAL EXPENSES	1,170,797
Less: Fees waived by the Advisor	(118,507)
NET EXPENSES	1,052,290

NET INVESTMENT INCOME	2,138,852

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain from investment transactions	563,363
Net change in unrealized appreciation on investments	3,192,125
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	3,755,488

NET INCREASE IN NET ASSETS FROM OPERATIONS	$5,894,340

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2019	December 31, 2018

FROM OPERATIONS
Net investment income	$2,138,852	$3,531,102
Net realized gain (loss) from investment transactions	563,363	(1,817,764)
Net change in unrealized appreciation on investments	3,192,125	836,266
Net increase in net assets resulting from operations	5,894,340	2,549,604

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid	(4,114,832)	(6,608,295)
Net decrease in net assets from distributions to shareholders	(4,114,832)	(6,608,295)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	13,000,000	28,124,670
Net asset value of shares issued in reinvestment of distributions to shareholders	2,229,800	2,628,443
Payments for shares redeemed	(35,662,257)	(117,254,509)
Net decrease in net assets from shares of beneficial interest	(20,432,457)	(86,501,396)

TOTAL DECREASE IN NET ASSETS	(18,652,949)	(90,560,087)

NET ASSETS
Beginning of year	179,792,952	270,353,039
End of year	$161,140,003	$179,792,952

SHARE ACTIVITY
Shares sold	1,340,424	2,925,327
Shares reinvested	230,927	274,612
Shares redeemed	(3,702,977)	(12,274,147)
Net decrease in shares of beneficial interest outstanding	(2,131,626)	(9,074,208)

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	December 31,	December 31,	December 31,		December 31,		December 31,
	2019	2018	2017		2016		2015

Net Asset Value, Beginning of Year	$9.57	$9.71	$9.78		$9.85		$9.98
Income (loss) from investment operations:
Net investment income (1)	0.13	0.13	0.11		0.10		0.11
Net realized and unrealized gain (loss) on investments	0.23	(0.03)	0.02		0.01		(0.07)
Total from investment operations	0.36	0.10	0.13		0.11		0.04
Less distributions from:
Net investment income	(0.25)	(0.24)	(0.20)		(0.18)		(0.17)
Total from distributions	(0.25)	(0.24)	(0.20)		(0.18)		(0.17)
Net Asset Value, End of Year	$9.68	$9.57	$9.71		$9.78		$9.85
Total return (2)	3.78%	1.04%	1.31%		1.06%		0.38%
Net assets, end of year (000s)	$161,140	$179,793	$270,353		$326,889		$361,006
Ratio of gross expenses to average net assets	0.72%	0.70%	0.69%		0.67%		0.67%
Ratio of net expenses to average net assets	0.65%	0.65%	0.65%		0.65%		0.65%
Ratio of net investment income to average net assets	1.32%	1.33%	1.09%		1.02%		1.06%
Portfolio Turnover Rate	431%	197%	133	% (3)	108	% (3)	27	% (3)

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends, and capital gain distributions, if any, and exclude the effect of applicable sales loads. Had the Advisor not waived a portion of its fees, total returns would have been lower.

(3)	The portfolio turnover rate excludes dollar roll transactions for the year ended December 31, 2017, the year ended December 31, 2016 and the year ended December 31, 2015. If these were included in the calculation the turnover percentage would be 160%, 134%, and 60%, respectively. The fund had no dollar rolls for year ended December 31, 2018 and for year ended December 31, 2019.

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2019

1.	ORGANIZATION

The TransWestern Institutional Short Duration Government Bond Fund (the “Fund”) is a separate diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek to provide income consistent with liquidity, and limited credit and interest rate risk. The Fund commenced operations on January 3, 2011, and is offered at net asset value without a sales charge.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting standards update ASU 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at-the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short term obligations) are valued each day by an independent pricing service approved by the Board of Trustees of the Trust (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the-securities. The independent pricing service does not distinguish between smaller sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other assets held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2019, for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
U.S. Government Agencies	$—	$96,679,766	$—	$96,679,766
U.S. Treasury Notes	—	2,914,475	—	2,914,475
Short-Term Investments	—	60,159,489	—	60,159,489
Total	$—	$159,753,730	$—	$159,753,730

The Fund did not hold any Level 3 securities during the period.

*	Refer to the Portfolio of Investments for industry classification.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared daily and paid monthly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2016 to December 31, 2018, or expected to be taken in the Fund’s December 31, 2019 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and Ohio (Nebraska in prior years), and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

When-Issued and Delayed-Delivery Transactions - The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Dollar Roll Transactions – A mortgage dollar roll transaction involves a sale by the Fund of mortgage related securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The Fund accounts for mortgage dollar rolls as purchases and sales transactions. For the year ended December 31, 2019 the Fund did not hold any dollar roll transactions.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Cash – The Fund considers its investment in an FDIC insured interest bearing savings account to be cash. The Fund maintains cash balances, which, at times, may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2019, cost of purchases and proceeds from sales of U.S. government securities, other than short-term investments, amounted to $586,589,221 and $610,935,808, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

TransWestern Capital Advisors, LLC serves as the Fund’s investment advisor (the “Advisor”) and Loomis, Sayles & Company, L.P. serves as the Fund’s sub-advisor (the “Sub-Advisor”). Pursuant to an advisory agreement between the Advisor and the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets. Subject to the authority of the Board and oversight by the Advisor, the Sub-Advisor is responsible for day-to-day execution of the Fund’s strategy and management of the Fund’s investment portfolio according to the Fund’s investment objective, policies and restrictions. The Sub-Advisor is paid by the Advisor, not the Fund. During the year ended December 31, 2019, the Fund incurred $728,733 in advisory fees.

Pursuant to an expense limitation agreement between the Advisor and the Trust, on behalf of the Fund, (the “Expense Limitation Agreement”), the Advisor has contractually agreed, at least until April 30, 2020, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses) borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) will not exceed 0.65% per annum of the Fund’s average daily net assets. During the year ended December 31, 2019, the Advisor waived fees of $118,507.

If the Advisor waives any fee or reimburses any expense pursuant to the expense limitation agreement, and the Fund’s operating expenses are subsequently less than 0.65% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 0.65% of average daily net assets. If the Fund’s operating expenses subsequently exceed 0.65% per annum of the Fund’s average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Expense Limitation Agreement (or any similar agreement). As of December 31, 2019, fee waivers subject to recapture by the Advisor were as follows:

Year of Expiration
December 31, 2020	$136,877
December 31, 2021	$144,658
December 31, 2022	$118,507

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “12b-1 Plan” or “Plan”). Pursuant to the Plan, the Fund pays the Advisor an annual fee for distribution and shareholder servicing expenses of up to 0.10% of the Fund’s average daily net assets. During the year ended December 31, 2019, pursuant to the Plan, the Advisor received $161,941 of fees.

Pursuant to a separate servicing agreement with Gemini Fund Services LLC (“GFS”), the Fund pays GFS fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives fees from the Fund.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of Gemini Fund Services, LLC (“GFS”) and its affiliated companies including Northern Lights Distributors, LLC (“NLD”), Northern Lights Compliance Services, LLC (“NLCS”) and Blu Giant, LLC (“Blu Giant”) (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	REDEMPTION FEE

The Fund may assess a short-term redemption fee of 0.25% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the years ended December 31, 2018 and 2019, the Fund did not assess any redemption fees.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes (including securities sold short), and its respective gross unrealized appreciation and depreciation at December 31, 2019, were as follows:

			Net Unrealized
Cost	Appreciation	Depreciation	(Appreciation)
$159,066,400	$1,566,020	$(878,690)	$687,330

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid during the years ended December 31, 2019 and December 31, 2018 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2019	December 31, 2018
Ordinary Income	$4,114,832	$6,608,295
	$4,114,832	$6,608,295

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

As of December 31, 2019, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed		Capital Loss	Other		Total
Ordinary	Long-Term	Post	Carry	Book/Tax	Unrealized	Accumulated
Income	Gains	October Loss	Forwards	Differences	(Appreciation)	(Deficits)
$—	$—	$(344,592)	$(17,781,634)	$(141,429)	$687,330	$(17,580,325)

The difference between book basis and tax basis undistributed net investment income/(loss and other book/tax adjustments is primarily attributable to the adjustments for accrued dividends payable.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $ 344,592.

At December 31, 2019, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$2,991,639	$14,789,995	$17,781,634

Permanent book and tax differences, primarily attributable to book tax treatment of distributions, resulted in reclassification as of December 31, 2019 as follows:

Paid In	Accumulated
Capital	Earnings (Losses)
$(41,731)	$41,731

8.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2019, FHL Bank of Topeka held 26.03% of the voting securities of the Fund.

9.	NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. These amendments have been adopted with these financial statements.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of TransWestern Institutional Short Duration Government Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of TransWestern Institutional Short Duration Government Bond Fund, a series of shares of beneficial interest in Northern Lights Fund Trust (the “Fund”), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the years in the three-year period ended December 31, 2017 were audited by other auditors whose report dated March 1, 2018 expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust since 2006.

Philadelphia, Pennsylvania

February 28, 2020

TransWestern Institutional Short Duration Government Bond Fund
EXPENSE EXAMPLES
December 31, 2019 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period *
Actual	Ratio	7/1/19	12/31/19	7/1/2019 – 12/31/19
TransWestern	0.65%	$1,000.00	$1,010.50	$3.29

	Annualized	Beginning	Ending	Expenses Paid
Hypothetical	Expense	Account Value	Account Value	During Period *
(5% return before expenses)	Ratio	7/1/19	12/31/19	7/1/2019 – 12/31/19
TransWestern	0.65%	$1,000.00	$1,021.93	$3.31

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

TransWestern Institutional Short Duration Government Bond Fund (Adviser – TransWestern Capital Advisors, LLC)*

In connection with the regular meeting held on November 13-14, 2019 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between TransWestern Capital Advisors, LLC (“TCA”) and the Trust, with respect to the TransWestern Institutional Short Duration Government Bond Fund (the “Fund”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that the adviser was founded in 2006 and had approximately $185 million in assets under management. They observed that the adviser provided advisory services to banks and depository institutions to assist these institutions with improving earnings and managing risk. They discussed the backgrounds and experience of the personnel responsible for servicing the Fund. They noted that the adviser created and a delivered a short duration government bond strategy that was designed to be conservative, low risk, highly liquid and suitable for investment by banks and similar depository institutions. They further noted that the adviser utilized a sub-adviser to execute and manage the strategy in accordance the Fund’s investment restrictions. They reviewed the adviser’s process for monitoring the sub-adviser, noting that the adviser had adopted a process that included regular communication with the sub-adviser to review portfolio characteristics, sectors, security holdings, rate durations and other attributes and metrics. The Trustees observed that the adviser attempted to mitigate risks associated with fixed income investing through the design and execution of the Fund’s strategy. They acknowledged the adviser delegates broker-dealer selection to the sub-adviser. The Trustees concluded that the adviser provided quality services.

Performance. The Trustees reviewed the Fund’s investment objective and strategy, noting that the Fund was a five-star Morningstar fund. They further noted that the Fund had strong relative performance in all periods since its inception in January of 2011. They acknowledged that the Fund outperformed its Morningstar category, peer group median, and benchmark for all periods. The Trustees reviewed the Fund’s risk metrics, noting that the Fund’s Sharpe ratio ranked in the top quartile for all periods. They acknowledged that the Fund’s Standard Deviation consistently ranked in the bottom quartile compared to the peer group for most periods, however, the Trustees agreed that the Fund’s Standard Deviation was acceptable when considered with the overall performance of the Fund. The Trustees agreed that the higher Standard Deviation indicated that the adviser was actively working with the sub-adviser to adjust the Fund’s holdings in order to increase returns for the Fund’s shareholders. They considered the Fund’s favorable long-term performance and consistent strong ratings, and they concluded that the Fund’s performance was a favorable factor.

Fees and Expenses. The Trustees noted that the adviser charged an advisory fee of 0.45%, which was higher than both the Morningstar category and peer group averages. The Trustees further noted that although the advisory fee was higher than its Morningstar category and peer group averages, it was still within the ranges of both groups. The Trustees acknowledged the current sub-adviser fee, the proposed sub-adviser fee, and the allocation between the adviser and sub-adviser. They noted that the adviser had benefited to some degree from the sub-adviser agreeing to waive a portion of its fee. They discussed the current expense limitation agreement and that the adviser had agreed to renew the agreement. After further discussion, the Trustees determined that the advisory fee was not unreasonable.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser and considered whether profits, if any, were reasonable. They noted that the adviser incurred a modest loss in connection with its relationship with the Fund notwithstanding that the sub-advisory fee had been reduced. The Trustees concluded excessive profitability was not a relevant concern at this time.

Economies of Scale. The Trustees considered whether the adviser had realized economies of scale with respect to the advisory services provided to the Fund. They considered the breakpoints in the current sub-advisory agreement and the proposed breakpoints going forward. They agreed, based on current asset levels, that economies had not yet been reached. The Trustees noted the adviser’s willingness to discuss breakpoints as Fund assets grow. The Trustees concluded that although the absence of breakpoints at the advisory fee level was reasonable at this time, they would revisit the issue as the Fund increased materially in size.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee was not unreasonable and that renewal of the agreement was in the best interests of the shareholders of Transwestern.

Loomis, Sayles & Company, L.P. - Sub-Adviser to TransWestern

In connection with the regular meeting held on November 13-14, 2019 of the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Loomis, Sayles, & Company, L.P. and TransWestern Capital Advisors, LLC (“TCA”), with respect to the TransWestern Institutional Short Duration Government Bond Fund. In considering the approval of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that the sub-adviser was founded in 1926 and managed approximately $285 billion in assets. They acknowledged that the sub-adviser provided an array of traditional and alternative asset management services to institutional and retail clients through private funds, mutual funds, and separately managed accounts. They reviewed the backgrounds and experience of the key personnel responsible for servicing the Fund, noting the varied financial industry experience. The Trustees observed that the sub-adviser executed a short duration government bond strategy that was developed by the adviser to meet the strict regulatory requirements of depository institutions. They discussed the sub-adviser’s investment process, commenting that the firm used specialized sector research teams with access to extensive data to conduct top-down and bottom-up economic analysis. The Trustees also discussed the sub-adviser’s risk management program, acknowledging that the sub-adviser used a variety of risk management tools to monitor and manage the portfolio’s investment risk. They considered that the sub-adviser’s risk management team produced risk metric reports, performs stress testing, as well as monitors durations, yield curve, and sector allocations. The Trustees noted that the sub-adviser monitored compliance with the Fund’s investment limitations by integrating the Fund’s investment restrictions into its compliance management system. They further noted that the compliance management system was linked to the sub-adviser’s trading and accounting systems and allowed the sub-adviser to generate pre and post trade reports. The Trustees acknowledged that the sub-adviser reported an oversight in regard to its proxy voting procedures that resulted in the non-submission of some proxy votes. They discussed the sub-adviser’s explanation, noting that the sub-adviser completed a review of its procedures and made the necessary enhancements. The Trustees concluded that the sub-adviser had the ability continue to provide high quality services to the adviser, the Fund and its shareholders.

Performance. The Trustees noted that the adviser delegated the execution of the Fund’s strategy to the sub-adviser. They further noted that the Fund was a five-star Morningstar fund and outperformed its Morningstar category and peer group for all periods. The Trustees concluded that overall, the sub-adviser’s performance was strong.

Fees and Expenses. The Trustees noted that the sub-adviser had agreed to reduce its sub-advisory fee such that the contractual sub-advisory fee would be 0.10% on assets up to $1 billion, 0.08% on assets above $1 billion. They further noted that the sub-adviser’s proposed fee was lower than the fees the sub-adviser charged for managing other similar accounts. They acknowledged that although the sub-adviser had agreed to lower its fees, the sub-adviser continued to provide an exceptional level of service to the Fund and the adviser. After further discussion, in consideration of all factors, the Trustees concluded that the fee charged by the sub-adviser was not unreasonable.

Profitability. The Trustees reviewed the profitability analysis provided by the sub-adviser, noting the services the sub-adviser provided to the Fund. They observed that the sub-adviser earned a very modest profit in terms of actual dollars and percentage of revenue. They concluded that the sub-adviser’s level of profitability from its relationship with the Fund was not excessive.

Economies of Scale. The Trustees considered whether the sub-adviser had achieved economies of scale with respect to the management of the Fund and agreed this was unlikely. They further agreed that economies of scale was primarily a Fund level issue and had been considered with respect to the Fund’s overall advisory agreement and advisory fee.

Conclusion. Having requested and received such information from the sub-adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the sub-advisory fee was not unreasonable and that renewal of the agreement was in the best interests of the shareholders of Transwestern.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Transwestern Institutional Short Duration Government Bond Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2019

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern LightsVariable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 -2017); and Altegris KKR Commitments Master Fund (since 2014); and Carlyle Tactical Private Credit Fund (since March 2018).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

12/31/19 – NLFT_v4

Transwestern Institutional Short Duration Government Bond Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2019

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019) Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 -2012); and Vice-President, Blu Giant, LLC, (2004 -2013).	N/A	N/A
Richard Malinowski Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President, Gemini Fund Services, LLC (2012-2016)	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President -Fund Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Stephanie Shearer, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2019, the Trust was comprised of 74 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-881-2380.

12/31/19 – NLFT_v4

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

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PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-881-2380 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-881-2380.

INVESTMENT ADVISOR
TransWestern Capital Advisors, LLC
155 S. Madison St., Suite 237
Denver, CO 80209

SUB-ADVISOR
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, MA 02111

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019 – $16,300

2018 – $16,300

(b)	Audit-Related Fees

2019 – None

2018 – None

(c)	Tax Fees

2019 - $2,200

2018 - $2,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2019 – None

2018 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2019 2018

Audit-Related Fees: 0.00% 0.00%

Tax Fees: 0.00% 0.00%

All Other Fees: 0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 - $2,200

2018 - $2,200

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-Ended Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin Wolf

Kevin E. Wolf, Principal Executive Officer

Date 03/4/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer

Date 03/4/2020

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer

Date 03/4/2020